UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

FIRST SOLAR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33156	20-4623678
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 West Washington Street
Suite 600
Tempe, Arizona 85281
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (602) 414-9300

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 25, 2011, the Board of Directors (the “Board of Directors”) of First Solar, Inc. (the “Company”) appointed Michael J. Ahearn, the Company's Chairman of the Board of Directors, as interim Chief Executive Officer. Mr. Ahearn succeeds Robert J. Gillette as Chief Executive Officer of the Company.
Mr. Ahearn, age 54, has served as the Company's non-executive Chairman of the Board of Directors since January 2011 and will continue as Chairman of the Board of Directors. Mr. Ahearn served as Chief Executive Officer from August 2000 through September 2009 and as Executive Chairman from October 2009 through December 2010. Mr. Ahearn is currently Chairman and Managing Partner of True North Venture Partners, L.P., a venture capital firm he launched in 2011 to invest primarily in early stage companies in the energy, water, agriculture and waste sectors. Mr. Ahearn currently serves as a member of the Board of Directors of Cox Enterprises, Inc.; a member of the Board of Trustees of Thunderbird School of Global Management; a member of the Board of Trustees of The German Marshall Fund; a member of the Board of Directors of Endeavor Global, Inc.; a member of the Global Advisory Board of Beijing Climate Policy Initiative; and a member of the Advisory Board of BDT Capital Partners. Mr. Ahearn holds a B.A. in Finance and a J.D. from Arizona State University. Mr. Ahearn is not party to any related person transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K, other than certain customary registration rights with respect to his shares.
The Company expects to provide certain compensation to Mr. Ahearn in connection with his appointment as interim Chief Executive Officer. The terms of such compensation, once finalized, will be described in a subsequent Current Report on Form 8-K.
In connection with the termination of Mr. Gillette's employment effective October 25, 2011, Mr. Gillette will receive certain compensation and benefits. The terms of such compensation, once finalized, will be described in a subsequent Current Report on Form 8-K.
On October 25, 2011, First Solar issued a press release regarding the above-referenced chief executive officer changes, which is included as Exhibit 99.1 to this Form 8-K.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 25, 2011, the Board of Directors approved an amendment and restatement of the Company's bylaws (the “Amended and Restated Bylaws”). The Amended and Restated Bylaws are effective as of October 25, 2011. The following is a summary description of the principal changes.
Among other things, the Amended and Restated Bylaws:

•
clarify that the advance notice provisions set forth in the Amended and Restated Bylaws are the exclusive means for a stockholder to (a) make a director nomination or submit other business before an annual meeting of stockholders or (b) make a director nomination before a special meeting of stockholders (other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”));

•	reorganize and expand aspects of the advance notice provisions relating to the provision of information, including requiring the following information in connection with proposals and nominations:

◦	a description of certain derivative positions, hedging or other transactions and agreements related to the Company's shares of stock involving the stockholder or beneficial owner;

◦
in connection with any notice relating to the nomination of a director, a description of all arrangements or understandings between such stockholder or the beneficial owner and the nominee pursuant to which the nomination is to be made and other information that could be material to a reasonable stockholder's understanding of the nominee's independence; and

◦
in connection with any notice relating to business other than the nomination of a director, a description of any material interest in such business of any beneficial owner on whose behalf the proposal is made;

•	extend certain information requirements to the shareholder's affiliates, associates and others with whom they are acting in concert;

•
require an update of the information in the stockholder's notice as of the record date for the applicable meeting and as of ten business days prior to the meeting or any adjournment or postponement thereof, as well as a representation to update the Company of any subsequent change in the information required to be provided;

•	require nominees to provide a written questionnaire to the Company in order to be eligible for election or reelection as a director;

•	clarify the times of day applicable to the following requirements: (a) that delivery of a stockholder's notice for proposed annual meeting business must occur not earlier than the opening of business on the 120th day prior to an annual meeting that is more than 30 days earlier or 60 days later than the anniversary date of the most recent annual meeting and otherwise not later than the close of business on the 90th day and not earlier than the opening of business on the 120th day prior to such anniversary date and (b) that if the number of directors to be elected to the Board of Directors at an annual meeting is increased and the Company has not publicly announced the nominees for directors and specified the size of such increase earlier than the close of business on the 90th day prior to the most recent annual meeting's anniversary date, a stockholder's notice with respect to nominees for the additional directorships will be timely if delivered not later than the close of business on the 10th day following such public announcement.

•
define and otherwise clarify the scope of certain terms, make explicit that the advance notice provisions of the Amended and Restated Bylaws shall not affect the rights of holders of preferred stock of the Company and clarify that any references in the advance notice provisions to the Exchange Act are not intended to limit the separate and additional requirements set forth in the Amended and Restated Bylaws.

•	clarify that the officers of the Company may include more than one President; and

•
clarify directors' ability to transmit written consents by electronic means and that the date on which any such electronic transmission is transmitted shall be deemed to be the date on which the applicable director's consent was given for such action.

    Further non-substantive revisions were also made as a result of the reorganization described above and other technical and conforming changes.
The foregoing summary of the Amended and Restated Bylaws does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, which are filed as Exhibit 3.1 hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Amended and Restated Bylaws of First Solar, Inc.
99.1	First Solar, Inc. Press Release dated October 25, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST SOLAR, INC.
(Registrant)

Date:	October 31, 2011	By:	/s/ Mary Beth Gustafsson
		Name:	Mary Beth Gustafsson
		Title:	Executive Vice President, General Counsel and Secretary